Exhibit 99.1
BeautyHealth Reports Full Year and Fourth Quarter 2025 Financial Results

Long Beach, Calif., March 12, 2026 – The Beauty Health Company (NASDAQ: SKIN) (“BeautyHealth” or the "Company"), home to flagship brand Hydrafacial, today announced financial results for the full year and fourth quarter ended December 31, 2025 (“Q4 2025”).

"Our fourth quarter results reflects meaningful structural progress in margins, profitability, and balance sheet strength as our operational improvements are beginning to take hold,” said Pedro Malha, President and CEO of BeautyHealth.

“BeautyHealth enters 2026 with a strong foundation — a globally recognized brand, one of the largest installed bases in aesthetics, and a strong recurring consumables model. Our focus now is to unlock the full economic potential of our platform by strengthening commercial execution, expanding utilization, improving provider economics, and investing in clinically meaningful innovation.”
Key Operational and Business Metrics

	Three Months Ended December 31,		Year Ended December 31,
Unaudited ($ in millions) (1)	2025	2024	2025	2024
Delivery Systems net sales	$24.7	$26.8	$88.1	$125.4
Consumables net sales	57.7	56.7	212.7	208.9
Total net sales	$82.4	$83.5	$300.8	$334.3
Gross profit	$53.0	$52.3	$196.4	$182.3
Gross margin	64.4%	62.7%	65.3%	54.5%
Operating expenses	$52.9	$59.5	$217.2	$250.1
Adjusted gross profit(2)	$55.5	$56.0	$205.2	$207.2
Adjusted gross margin(2)	67.4%	67.1%	68.2%	62.0%
Adjusted operating expenses(2)	$40.5	$47.0	$160.0	$194.9
Net loss	$(8.1)	$(10.3)	$(9.5)	$(29.1)
Adjusted EBITDA(2)	$15.0	$9.0	$45.1	$12.3
Adjusted EBITDA margin(2)	18.3%	10.8%	15.0%	3.7%

	Three Months Ended December 31,		Year Ended December 31,
Unaudited	2025	2024	2025	2024
Total delivery systems sold	1,032	1,087	3,726	4,907
Active install base(3)	36,026	34,735	36,026	34,735
__________________________
(1) Amounts may not sum due to rounding.
(2) See "Non-GAAP Financial Measures" below.
(3) Estimated number of delivery systems owned by providers that have purchased consumables in the trailing twelve-month period.

Fourth Quarter Financial Highlights
•Net sales were $82.4 million for the fourth quarter of 2025, a decrease of (1.3)%, compared to the prior year period ("Q4 2024"), due to lower delivery systems net sales. The Company placed 1,032 delivery systems during Q4 2025, compared to 1,087 during Q4 2024.
•Gross margin was 64.4% in Q4 2025, compared to 62.7% in Q4 2024. The improvement in gross margin was primarily due to lower inventory related charges and favorable mix shift towards consumable net sales, partially offset by lower average selling price of equipment net sales. Adjusted gross margin was relatively flat at 67.4% in Q4 2025 compared to 67.1% in Q4 2024.
•Operating expenses were $52.9 million in Q4 2025, compared to $59.5 million in Q4 2024. Adjusted operating expenses were $40.5 million in Q4 2025, compared to $47.0 million in Q4 2024. The improvement in operating expenses and adjusted operating expenses was primarily due to lower personnel-related expenses and lower marketing-related spend.
•Net loss was $(8.1) million in Q4 2025, compared to $(10.3) million in Q4 2024. The change compared to the prior year was primarily due to lower operational spend and higher gross margin, partially offset by lower net sales.
•Adjusted EBITDA was $15.0 million in Q4 2025, compared to $9.0 million in Q4 2024. The improvement in adjusted EBITDA was primarily due to lower operational spend and higher gross margin, partially offset by lower net sales.

Full Year Financial Highlights
•Net sales were $300.8 million for 2025, a decrease of (10.0)%, compared to the prior year due to lower delivery systems net sales. The Company placed 3,726 delivery systems during 2025, compared to 4,907 during 2024.
•Gross margin was 65.3% in 2025 compared to 54.5% in 2024. Adjusted gross margin was 68.2% in 2025 compared to 62.0% in 2024. The improvement in gross margin and adjusted gross margin was primarily due to lower inventory related charges and favorable mix shift towards consumable net sales, partially offset by lower average selling price of equipment net sales.
•Operating expenses were $217.2 million in 2025 compared to $250.1 million in 2024. Adjusted operating expenses were $160.0 million in 2025, compared to $194.9 million in 2024. The improvement in operating expenses and adjusted operating expenses was primarily due to lower personnel-related expenses and lower marketing-related spend.
•Net loss was $(9.5) million in 2025, compared to $(29.1) million in 2024. The change compared to the prior year was primarily due to lower operational spend and higher gross margin, partially offset by lower net sales.
•Adjusted EBITDA was $45.1 million in 2025, compared to $12.3 million in 2024. The improvement in adjusted EBITDA was primarily due to lower operational spend and higher gross margin, partially offset by lower net sales.

Balance Sheet and Cash Flow Highlights
•Cash, cash equivalents, and restricted cash were approximately $233 million as of December 31, 2025, compared to approximately $370 million as of December 31, 2024. The change was primarily due to the repurchase of convertible senior notes during the first half of 2025.
•The Company had approximately 128 million shares of Class A common stock outstanding as of December 31, 2025.
•In February 2026, the Company repurchased $21.3 million principal amount of the 2026 Notes at a weighted-average price equal to 94.875% for $20.2 million.

2026 Financial Guidance

First Quarter 2026
Net sales	$63 – $68 million
Adjusted EBITDA(1)	$3.5 – $5.5 million

Fiscal Year 2026
Net sales	$285 – $305 million
Adjusted EBITDA(1)	$35 – $45 million
__________________________
(1) See "Non-GAAP Financial Measures" below.

2026 financial guidance:
•Assumes stable revenue performance alongside continued investment in innovation, marketing, and education intended to support long-term growth.
•Expects first half of 2026 revenue to be modestly below first half of 2025, with improvement in second half as commercial initiatives take hold.
•Presumes no further material deterioration in current general market conditions or other unforeseen circumstances beyond the Company's control, such as foreign currency exchange rates, tariffs, and trade restrictions.
•Excludes any unannounced acquisitions, dispositions or financings.

Regional Operational and Business Metrics

	Three Months Ended December 31,		Year Ended December 31,
Unaudited ($ in millions) (1) (2)	2025	2024	2025	2024
Delivery Systems net sales
Americas	$15.9	$16.8	$56.2	$70.9
Asia-Pacific (“APAC”)	2.1	2.8	8.7	21.7
Europe, the Middle East and Africa (“EMEA”)	6.7	7.2	23.2	32.8
Total Delivery Systems net sales	$24.7	$26.8	$88.1	$125.4

Consumables net sales
Americas	$41.5	$40.2	$147.8	$146.0
APAC	4.1	6.5	19.9	24.0
EMEA	12.1	10.0	45.0	38.9
Total Consumables net sales	$57.7	$56.7	$212.7	$208.9

Net sales
Americas	$57.4	$57.1	$204.0	$217.0
APAC	6.1	9.2	28.5	45.7
EMEA	18.8	17.2	68.3	71.6
Total net sales	$82.4	$83.5	$300.8	$334.3

Delivery Systems sold
Americas	629	649	2,278	2,695
APAC	127	140	485	911
EMEA	276	298	963	1,301
Total Delivery Systems sold	1,032	1,087	3,726	4,907
__________________________
(1) Amounts may not sum due to rounding.
(2) During the second quarter of 2025, the Company transitioned sales in the China market to a distributor partner, and as a result, the Company has discontinued direct sales to customers in China.

Conference Call
BeautyHealth will host a conference call on Thursday, March 12, 2026, at 4:30 p.m. ET to review its fourth quarter 2025 financial results. The call may be accessed via live webcast through the Events & Presentations page on our Investor Relations website at https://investors.beautyhealth.com. A replay of the conference call will be available approximately three hours after the conclusion of the call and can be accessed online at https://investors.beautyhealth.com.

Non-GAAP Financial Measures
In addition to results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"), management utilizes certain non-GAAP financial measures such as adjusted gross profit, adjusted gross margin, adjusted EBITDA, and adjusted EBITDA margin for purposes of evaluating ongoing operations and for internal planning and forecasting purposes.

Management believes that these non-GAAP financial measures, when reviewed collectively with the Company’s GAAP financial information, provide useful supplemental information to investors in assessing the Company's operating performance. These non-GAAP financial measures should not be considered as an alternative to GAAP financial information or as an indication of operating performance or any other measure of performance derived in accordance with GAAP, and may not provide information that is directly comparable to that provided by other companies in its industry, as these other companies may calculate non-GAAP financial measures differently, particularly related to unusual items.

Adjusted gross profit is gross profit excluding the effects of depreciation expense, amortization expense, share-based compensation expense, manufacturing optimization costs, write-off of discontinued, excess and obsolete product; and Go-to-Market restructuring. Adjusted gross margin represents adjusted gross profit as a percentage of net sales.

Adjusted EBITDA is calculated as net loss excluding the effects of expense (benefit) for income taxes; depreciation expense; amortization expense; share-based compensation expense; interest expense; interest income; other income, net; change in fair value of warrant liabilities; foreign currency loss (gain), net; litigation related costs; Go-to-Market restructuring; manufacturing optimization costs; write-off of discontinued, excess and obsolete product; and severance, restructuring and other. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of net sales.

Adjusted operating expenses is calculated as total operating expenses excluding the effects of depreciation expense; amortization expense; share-based compensation expense; litigation related costs; Go-to-Market restructuring; and severance, restructuring, and other.

The Company does not provide a reconciliation of its fiscal 2026 adjusted EBITDA guidance to net loss, the most directly comparable forward looking GAAP financial measures, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, which cannot be done without unreasonable efforts, including adjustments that could be made for changes in fair value of warrant liabilities, integration and acquisition-related expenses, amortization expenses, non-cash share-based compensation, gains/losses on foreign currency, and other charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company's fiscal 2026 adjusted EBITDA guidance is merely an outlook and is not a guarantee of future performance. Stockholders should not rely or place an undue reliance on such forward-looking statements. See “Forward-Looking Statements” for additional information.

The Beauty Health Company
Consolidated Statements of Comprehensive Income (Loss) (1)
($ in millions, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net sales	$82.4	$83.5	$300.8	$334.3
Cost of sales	29.3	31.1	104.4	152.0
Gross profit	53.0	52.3	196.4	182.3
Operating expenses:
Selling and marketing	23.5	26.5	93.6	118.3
Research and development	1.7	1.2	5.6	6.3
General and administrative	27.7	31.8	117.9	125.5
Total operating expenses	52.9	59.5	217.2	250.1
Loss from operations	0.2	(7.2)	(20.8)	(67.8)
Interest expense	6.4	2.5	19.3	10.4
Interest income	(1.5)	(2.2)	(9.0)	(16.6)
Other income, net	(0.1)	(0.1)	(18.9)	(33.6)
Change in fair value of warrant liabilities	(0.1)	(0.1)	(0.5)	(3.1)
Foreign currency transaction loss (gain), net	0.4	4.5	(5.8)	4.6
Loss before provision for income taxes	(4.8)	(11.7)	(5.9)	(29.6)
Income tax expense (benefit)	3.3	(1.4)	3.6	(0.5)
Net loss	(8.1)	(10.3)	(9.5)	(29.1)
Comprehensive loss, net of tax:
Foreign currency translation adjustments	0.3	(3.2)	5.5	(3.9)
Comprehensive loss	$(7.8)	$(13.6)	$(4.0)	$(33.0)
Net loss per share
Basic	$(0.06)	$(0.08)	$(0.08)	$(0.23)
Diluted	$(0.06)	$(0.08)	$(0.16)	$(0.36)
Weighted average common shares outstanding
Basic	127,439,511	124,401,969	126,378,509	123,827,372
Diluted	127,439,511	124,401,969	135,798,202	142,492,575
__________________________
(1)Amounts may not sum due to rounding.

The Beauty Health Company
Consolidated Balance Sheets (1)
($ in millions)
(Unaudited)

	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash, cash equivalents, and restricted cash	$232.7	$370.1
Accounts receivable, net	21.7	27.6
Inventories	48.0	69.1
Income tax receivable	1.7	0.8
Prepaid expenses and other current assets	5.4	9.5
Total current assets	309.5	477.1
Property and equipment, net	2.5	6.0
Right-of-use assets, net	11.6	13.6
Intangible assets, net	35.8	47.5
Goodwill	126.6	123.5
Deferred income tax assets, net	1.9	3.9
Other assets	11.9	14.1
TOTAL ASSETS	$499.8	$685.7
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15.6	$21.9
Accrued payroll-related expenses	24.9	17.6
Convertible senior notes, current	124.0	—
Lease liabilities, current	5.1	5.1
Income tax payable	1.2	3.4
Other accrued expenses	15.4	20.0
Total current liabilities	186.3	68.2
Lease liabilities, non-current	9.2	10.8
Deferred income tax liabilities, net	0.4	0.4
Convertible senior notes, net	240.4	552.2
Other long-term liabilities	2.4	2.3
TOTAL LIABILITIES	$438.7	$633.9

Stockholders’ equity:
Class A Common Stock	$—	$—
Additional paid-in capital	580.0	566.7
Accumulated other comprehensive loss	(1.4)	(7.0)
Accumulated deficit	(517.5)	(508.0)
Total stockholders’ equity	$61.1	$51.8
LIABILITIES AND STOCKHOLDERS’ EQUITY	$499.8	$685.7
__________________________
(1)Amounts may not sum due to rounding.

The Beauty Health Company
Consolidated Statement of Cash Flows (1)
($ in millions)
(Unaudited)

	Year Ended December 31,
	2025	2024
Cash, cash equivalents, and restricted cash at beginning of period	$370.1	$523.0
Operating activities:
Net loss	(9.5)	(29.1)
Non-cash adjustments:	36.6	72.6
Change in operating assets and liabilities:
Accounts receivable	5.2	20.8
Inventories	15.8	(10.5)
Prepaid expenses, other current assets, and income tax receivable	3.4	15.5
Accounts payable, accrued expenses, and income tax payable	(7.2)	(43.8)
Other, net	(6.8)	(9.4)
Net cash provided by operating activities	37.5	16.1
Net cash used for investing activities	(5.2)	(6.8)
Net cash used for financing activities	(174.9)	(158.3)
Net change in cash, cash equivalents, and restricted cash	(142.6)	(149.0)
Effect of foreign currency translation	5.2	(4.0)
Cash, cash equivalents, and restricted cash at end of period	$232.7	$370.1
__________________________
(1)Amounts may not sum due to rounding.

The following table reconciles gross profit to adjusted gross profit for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
Unaudited ($ in millions) (1)	2025	2024	2025	2024
Net sales	$82.4	$83.5	$300.8	$334.3

Gross profit	$53.0	$52.3	$196.4	$182.3
Gross margin	64.4%	62.7%	65.3%	54.5%

Adjusted to exclude the following:
Depreciation expense	0.3	0.4	0.9	2.3
Amortization expense	2.1	2.5	7.4	12.3
Share-based compensation expense	0.1	0.1	0.5	0.1
Manufacturing optimization costs	—	—	—	7.6
Write-off of discontinued, excess and obsolete product	—	—	—	2.0
Go-to-Market restructuring	—	0.6	—	0.6
Adjusted gross profit	$55.5	$56.0	$205.2	$207.2
Adjusted gross margin	67.4%	67.1%	68.2%	62.0%
__________________________
(1)Amounts may not sum due to rounding.

The following table reconciles total operating expenses to adjusted operating expenses for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
Unaudited ($ in millions) (1)	2025	2024	2025	2024
Net sales	$82.4	$83.5	$300.8	$334.3

Total operating expenses	$52.9	$59.5	$217.2	$250.1
Adjusted to exclude the following:
Depreciation expense	0.4	1.1	2.9	7.7
Amortization expense	2.6	2.6	14.2	11.5
Share-based compensation expense	3.5	5.7	14.3	26.6
Litigation related costs	2.4	2.6	16.5	6.3
Go-to-Market restructuring	0.6	—	3.6	—
Severance, restructuring and other	3.0	0.6	5.6	3.1
Adjusted operating expenses	$40.5	$47.0	$160.0	$194.9
__________________________
(1)Amounts may not sum due to rounding.

The following table reconciles net loss to adjusted EBITDA for the periods presented:

	Three Months Ended December 31,		Year Ended December 31,
Unaudited ($ in millions) (1)	2025	2024	2025	2024
Net sales	$82.4	$83.5	$300.8	$334.3

Net loss	$(8.1)	$(10.3)	$(9.5)	$(29.1)
Adjusted to exclude the following:
Expense (benefit) for income taxes	3.3	(1.4)	3.6	(0.5)
Depreciation expense	0.6	1.5	3.8	9.9
Amortization expense	4.7	5.1	21.5	23.7
Share-based compensation expense	3.6	5.9	14.8	26.7
Interest expense	6.4	2.5	19.3	10.4
Interest income	(1.5)	(2.2)	(9.0)	(16.6)
Other income, net	(0.1)	(0.1)	(18.9)	(33.6)
Change in fair value of warrant liabilities	(0.1)	(0.1)	(0.5)	(3.1)
Foreign currency loss (gain), net	0.4	4.5	(5.8)	4.6
Litigation related costs	2.4	2.6	16.5	6.3
Go-to-Market restructuring	0.6	0.6	3.6	0.6
Manufacturing optimization costs	—	—	—	7.6
Write-off of discontinued, excess and obsolete product	—	—	—	2.0
Severance, restructuring and other	3.0	0.6	5.6	3.1
Adjusted EBITDA	$15.0	$9.0	$45.1	$12.3
Adjusted EBITDA margin	18.3%	10.8%	15.0%	3.7%
__________________________
(1)Amounts may not sum due to rounding.

About The Beauty Health Company
The Beauty Health Company (NASDAQ: SKIN) is a global medical aesthetics company delivering an integrated ecosystem of clinically proven solutions designed to help consumers achieve superior skin health and support the success of providers. Anchored by Hydrafacial™, a leading and widely requested professional skincare treatment, and supported by complementary offerings including SkinStylus™ microneedling and HydraScalp powered by Keravive™, BeautyHealth combines advanced device technology, proprietary consumables, and clinical validation to deliver trusted treatment experiences through an omnichannel network of providers worldwide. Learn more at beautyhealth.com or follow us on LinkedIn. Local providers can be found at hydrafacial.com/find-a-hydrafacialist.

Forward-Looking Statements
Certain statements made in this release are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding The Beauty Health Company’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside The Beauty Health Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Important factors that may affect actual results or outcomes include, among others: The Beauty Health Company’s ability to manage growth; The Beauty Health Company’s ability to execute its business plan; potential litigation involving The Beauty Health Company; changes in applicable laws or regulations; the possibility that The Beauty Health Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in the Company’s subsequent filings with the SEC such as on a Quarterly Report on Form 10-Q. There may be additional risks that the Company does not presently know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The Beauty Health Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts
Investors: IR@beautyhealth.com
Press: Press@beautyhealth.com